Exhibit 99.1

Press Release — For Immediate Release
January 28, 2020

Penns Woods Bancorp, Inc. Reports Fourth Quarter 2019 Earnings

Williamsport, PA — January 28, 2020 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc., supported by deposit growth, achieved net income of $15.7 million for the twelve months ended December 31, 2019, resulting in basic and diluted earnings per share of $2.23 and $2.06, respectively.

Highlights

•
Net income, as reported under GAAP, for the three and nine months ended December 31, 2019 was $2.8 million and $15.7 million, compared to $4.2 million and $14.7 million for the same periods of 2018. Results for the three and twelve months ended December 31, 2019 compared to 2018 were impacted by an increase in after-tax securities gains of $516,000 (from a loss of $130,000 to a gain of $386,000) for the three month periods and $760,000 (from a loss of $169,000 to a gain of $591,000) for the twelve month periods. In addition, during the three and twelve months ended December 31, 2019 a loss of $682,000 was incurred related to the sale of two former branch locations as these locations were replaced with the opening of two high profile locations in their market area during 2019.

•
During the three and twelve months ended December 31, 2019 the Company incurred a partial charge off of a commercial relationship of $3.7 million resulting in an additional provision for loan losses of $1.4 million.

•
Basic and diluted earnings per share for the three months ended December 31, 2019 were $0.40 and $0.39, respectively, compared to basic and diluted earnings per share of $0.59 for the three months ended December 31, 2018.

•
Basic and diluted earnings per share for the twelve months ended December 31, 2019 were $2.23 and $2.06, respectively, compared to basic and diluted earnings per share of $2.09 for the twelve months ended December 31, 2018.

•
Return on average assets was 0.68% for the three months ended December 31, 2019, compared to 1.02% for the corresponding period of 2018. Return on average assets was 0.94% for the twelve months ended December 31, 2019, compared to 0.94% for the corresponding period of 2018.

•
Return on average equity was 7.22% for the three months ended December 31, 2019, compared to 11.77% for the corresponding period of 2018. Return on average equity was 10.54% for the twelve months ended December, 2019, compared to 10.72% for the corresponding period of 2018.

Net Income

Net income from core operations (“core earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $2.4 million for the three months ended December 31, 2019 compared to $4.3 million for the same period of 2018. Core earnings increased to $15.1 million for the twelve months ended December 31, 2019, compared to $14.9 million for the same period of 2018. Core earnings per share for the three months ended December 31, 2019 was $0.35 basic and $0.33 diluted, compared to $0.61 basic and diluted core earnings per share for the same period of 2018. Core earnings per share for the twelve months ended December 31, 2019 was $2.14 basic and $1.98 diluted, compared to $2.11 basic and diluted for the same period of 2018. Core return on average assets and core return on average equity were 0.59% and 6.23% for the three months ended December 31, 2019, compared to 1.05% and 12.12% for the corresponding period of 2018. Core return on average assets and core return on average equity were 0.90% and 10.14% for the twelve months ended December 31, 2019 compared to 0.95% and 10.84% for the corresponding period of 2018. A reconciliation of the non-GAAP financial measures of core earnings, core return on assets, core return on equity, and core earnings per share described in this press release to the comparable GAAP financial measures is included at the end of this press release.

Net Interest Margin

The net interest margin for the three and twelve months ended December 31, 2019 was 3.22% and 3.31%, compared to 3.33% and 3.31% for the corresponding periods of 2018. The decrease in the net interest margin was driven by an increase in the rate paid on interest-bearing liabilities of 37 bps and 44 bps for the three and twelve month periods. The increase was driven by an increase in the rate paid on time deposits as time deposits were utilized as an attraction tool and to manage the duration of the interest-bearing liabilities portfolio. Partially offsetting the increase in the rate paid on interest-bearing liabilities was an increase in the yield on earning assets of 2 and 27 basis points ("bps") for the three and twelve month periods. The increase in the yield on earning assets was driven by an increase in the loan portfolio yield. Growth in the average balance of the investment portfolio of $17.7 million and $23.4 million for the three and nine month periods aided in limiting the impact of increased funding costs.

Assets

Total assets decreased $19.4 million to $1.7 billion at December 31, 2019 compared to December 31, 2018.  Net loans decreased $27.3 million to $1.3 billion at December 31, 2019 compared to December 31, 2018, as the municipal loan portfolio decreased and the indirect auto lending portfolio remained constant. The investment portfolio increased $8.5 million from December 31, 2018 to December 31, 2019 due to increases in the corporate portfolio.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.94% at December 31, 2019 from 1.20% at December 31, 2018 as non-performing loans have decreased to $12.8 million at December 31, 2019 from $16.6 million at December 31, 2018 primarily due to a commercial loan relationship that became non-performing during the fourth quarter of 2018 and was partially charged-off during the fourth quarter of 2019 resulting in an additional provision for loan losses of $1.4 million. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $4.1 million and $4.7 million for the three and twelve months ended December 31, 2019 impacted the allowance for loan losses, which was 0.88% of total loans at December 31, 2019 compared to 1.00% at December 31, 2008.

Deposits

Deposits increased $104.1 million to $1.3 billion at December 31, 2019 compared to December 31, 2018. Noninterest-bearing deposits increased $13.9 million to $334.7 million at December 31, 2019 compared to December 31, 2018.  Driving deposit growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. Deposit gathering efforts have centered on core deposits as building customer relationships remains the focus. The time deposit portfolio has increased as time deposits have been used as a customer attraction tool. The increase in deposits has resulted in a significant reduction in the use of short-term borrowings.

Shareholders’ Equity

Shareholders’ equity increased $11.4 million to $155.0 million at December 31, 2019 compared to December 31, 2018. The change in accumulated other comprehensive loss from $6.6 million at December 31, 2018 to $2.8 million at December 31, 2019 is a result of an increase in unrealized gains on available for sale securities (from an unrealized loss of $1.4 million at December 31, 2018 to an unrealized gain of $2.5 million at December 31, 2019). The amount of accumulated other comprehensive loss at December 31, 2019 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan, resulting in a decrease in the net loss of $44,000. The current level of shareholders’ equity equates to a book value per share of $22.01 at December 31, 2019 compared to $20.39 at December 31, 2018, and an equity to asset ratio of 9.31% at December 31, 2019 compared to 8.52% at December 31, 2018. Dividends declared for the twelve months ended December 31, 2019 and 2018 were $1.25 per share.

On September 30, 2019, the Company completed a three-for-two stock split (the “Stock Split”) of the Company’s common stock. As a result of the Stock Split, effective at 11:59 p.m. on September 30, 2019, each share of the Company’s common stock issued at that time was changed into one and one-half shares of the Company’s common stock with a stated par value of $5.55 per share. All share and per share amounts in this release, including in the accompanying financial statements and information, have been restated for all periods presented to give retroactive effect to the Stock Split.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates nine branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group. Insurance products are offered through United Insurance Solutions, LLC, a joint venture that is a subsidiary of the holding company.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2019	2018	% Change
ASSETS:
Noninterest-bearing balances	$24,725	$25,020	(1.18)%
Interest-bearing balances in other financial institutions	23,864	41,722	(42.80)%
Total cash and cash equivalents	48,589	66,742	(27.20)%

Investment debt securities, available for sale, at fair value	148,619	134,285	10.67%
Investment equity securities, at fair value	1,261	1,776	(29.00)%
Investment securities, trading	51	36	41.67%
Restricted investment in bank stock, at fair value	13,528	18,862	(28.28)%
Loans held for sale	4,232	2,929	44.49%
Loans	1,355,544	1,384,757	(2.11)%
Allowance for loan losses	(11,894)	(13,837)	(14.04)%
Loans, net	1,343,650	1,370,920	(1.99)%
Premises and equipment, net	32,929	27,580	19.39%
Accrued interest receivable	5,246	5,334	(1.65)%
Bank-owned life insurance	29,253	28,627	2.19%
Goodwill	17,104	17,104	—%
Intangibles	898	1,162	(22.72)%
Operating lease right of use asset	4,154	—	n/a
Deferred tax asset	3,338	5,154	(35.23)%
Other assets	12,471	4,260	192.75%
TOTAL ASSETS	$1,665,323	$1,684,771	(1.15)%

LIABILITIES:
Interest-bearing deposits	$989,259	$899,089	10.03%
Noninterest-bearing deposits	334,746	320,814	4.34%
Total deposits	1,324,005	1,219,903	8.53%

Short-term borrowings	4,920	167,865	(97.07)%
Long-term borrowings	161,920	138,942	16.54%
Accrued interest payable	1,671	1,150	45.30%
Operating lease liability	4,170	—	n/a
Other liabilities	13,655	13,367	2.15%
TOTAL LIABILITIES	1,510,341	1,541,227	(2.00)%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $5.55, 22,500,000 shares authorized; 7,520,740 and 7,517,547 shares issued; 7,040,515 and 7,037,322 shares outstanding	41,782	41,763	0.05%
Additional paid-in capital	51,487	50,737	1.48%
Retained earnings	76,583	69,787	9.74%
Accumulated other comprehensive loss:
Net unrealized gain (loss) on available for sale securities	2,455	(1,360)	280.51%
Defined benefit plan	(5,232)	(5,276)	0.83%
Treasury stock at cost, 480,225	(12,115)	(12,115)	—%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	154,960	143,536	7.96%
Non-controlling interest	22	8	175.00%
TOTAL SHAREHOLDERS' EQUITY	154,982	143,544	7.97%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,665,323	$1,684,771	(1.15)%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended December 31,			Twelve Months Ended December 31,
(In Thousands, Except Per Share Data)	2019	2018	% Change	2019	2018	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$14,789	$14,828	(0.26)%	$60,384	$54,000	11.82%
Investment securities:
Taxable	1,098	886	23.93%	3,997	2,784	43.57%
Tax-exempt	140	182	(23.08)%	660	860	(23.26)%
Dividend and other interest income	388	340	14.12%	1,733	1,102	57.26%
TOTAL INTEREST AND DIVIDEND INCOME	16,415	16,236	1.10%	66,774	58,746	13.67%

INTEREST EXPENSE:
Deposits	3,107	1,999	55.43%	11,443	6,370	79.64%
Short-term borrowings	3	753	(99.60)%	793	1,757	(54.87)%
Long-term borrowings	984	785	25.35%	3,723	2,809	32.54%
TOTAL INTEREST EXPENSE	4,094	3,537	15.75%	15,959	10,936	45.93%

NET INTEREST INCOME	12,321	12,699	(2.98)%	50,815	47,810	6.29%

PROVISION FOR LOAN LOSSES	1,700	760	123.68%	2,735	1,735	57.64%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,621	11,939	(11.04)%	48,080	46,075	4.35%

NON-INTEREST INCOME:
Service charges	635	672	(5.51)%	2,411	2,460	(1.99)%
Debt securities gains (losses), available for sale	440	(30)	1,566.67%	640	(47)	1,461.70%
Equity securities gains (losses)	74	(126)	158.73%	89	(170)	152.35%
Securities gains (losses), trading	(25)	(9)	(177.78)%	19	3	533.33%
Bank-owned life insurance	140	166	(15.66)%	574	662	(13.29)%
Gain on sale of loans	508	465	9.25%	1,754	1,518	15.55%
Insurance commissions	87	99	(12.12)%	433	365	18.63%
Brokerage commissions	326	323	0.93%	1,358	1,336	1.65%
Debit card income	346	469	(26.23)%	1,378	1,534	(10.17)%
Other	376	400	(6.00)%	1,796	1,800	(0.22)%
TOTAL NON-INTEREST INCOME	2,907	2,429	19.68%	10,452	9,461	10.47%

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,317	5,696	(6.65)%	21,829	21,083	3.54%
Occupancy	627	622	0.80%	2,712	2,702	0.37%
Furniture and equipment	827	764	8.25%	3,248	3,092	5.05%
Software amortization	242	208	16.35%	871	712	22.33%
Pennsylvania shares tax	285	275	3.64%	1,148	1,108	3.61%
Professional fees	640	432	48.15%	2,474	2,106	17.47%
Federal Deposit Insurance Corporation deposit insurance	97	251	(61.35)%	578	890	(35.06)%
Marketing	192	3	6,300.00%	425	767	(44.59)%
Intangible amortization	62	71	(12.68)%	264	300	(12.00)%
Other	2,005	1,210	65.70%	6,159	5,247	17.38%
TOTAL NON-INTEREST EXPENSE	10,294	9,532	7.99%	39,708	38,007	4.48%
INCOME BEFORE INCOME TAX PROVISION	3,234	4,836	(33.13)%	18,824	17,529	7.39%
INCOME TAX PROVISION	397	640	(37.97)%	3,138	2,819	11.32%
NET INCOME	$2,837	$4,196	(32.39)%	$15,686	$14,710	6.63%
Earnings attributable to noncontrolling interest	4	—	n/a	14	6	133.33%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$2,833	$4,196	(32.48)%	$15,672	$14,704	6.58%
EARNINGS PER SHARE - BASIC	$0.40	$0.59	(32.20)%	$2.23	$2.09	6.70%
EARNINGS PER SHARE - DILUTED	$0.39	$0.59	(33.90)%	$2.06	$2.09	(1.44)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	7,039,968	7,036,688	0.05%	7,038,714	7,035,381	0.05%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	7,338,468	7,036,688	4.29%	7,620,453	7,035,381	8.32%
DIVIDENDS DECLARED PER SHARE	$0.32	$0.31	3.23%	$1.26	$1.25	0.80%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	December 31, 2019			December 31, 2018
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$55,727	$446	3.21%	$73,726	$553	2.98%
All other loans	1,306,203	14,437	4.43%	1,310,303	14,391	4.36%
Total loans	1,361,930	14,883	4.38%	1,384,029	14,944	4.28%

Taxable securities	145,273	1,372	3.83%	121,598	1,207	3.97%
Tax-exempt securities	22,406	177	3.20%	28,382	231	3.26%
Total securities	167,679	1,549	3.75%	149,980	1,438	3.84%

Interest-bearing deposits	30,393	207	1.50%	3,399	19	2.22%

Total interest-earning assets	1,560,002	16,639	4.26%	1,537,408	16,401	4.24%

Other assets	108,235			97,798

TOTAL ASSETS	$1,668,237			$1,635,206

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$172,573	69	0.16%	$164,891	26	0.06%
Super Now deposits	216,535	445	0.82%	216,170	320	0.59%
Money market deposits	229,486	535	0.94%	239,919	400	0.66%
Time deposits	375,838	2,058	2.20%	283,663	1,253	1.75%
Total interest-bearing deposits	994,432	3,107	1.25%	904,643	1,999	0.88%

Short-term borrowings	4,781	3	0.25%	121,327	753	2.43%
Long-term borrowings	162,241	984	2.30%	138,942	785	2.21%
Total borrowings	167,022	987	2.24%	260,269	1,538	2.14%

Total interest-bearing liabilities	1,161,454	4,094	1.39%	1,164,912	3,537	2.31%

Demand deposits	329,873			312,511
Other liabilities	19,693			15,448
Shareholders’ equity	157,217			142,335

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,668,237			$1,635,206
Interest rate spread			2.87%			3.04%
Net interest income/margin		$12,545	3.22%		$12,864	3.33%

	Three Months Ended December 31,
	2019	2018
Total interest income	$16,415	$16,236
Total interest expense	4,094	3,537
Net interest income	12,321	12,699
Tax equivalent adjustment	224	165
Net interest income (fully taxable equivalent)	$12,545	$12,864

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Twelve Months Ended
	December 31, 2019			December 31, 2018
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$66,435	$2,038	3.07%	$74,923	$2,242	2.99%
All other loans	1,309,806	58,774	4.49%	1,250,521	52,229	4.18%
Total loans	1,376,241	60,812	4.42%	1,325,444	54,471	4.11%

Taxable securities	134,935	5,306	3.99%	100,915	3,828	3.79%
Tax-exempt securities	25,702	835	3.29%	36,279	1,089	3.00%
Total securities	160,637	6,141	3.88%	137,194	4,917	3.58%

Interest-bearing deposits	21,161	310	2.00%	3,005	58	1.93%

Total interest-earning assets	1,558,039	67,263	4.33%	1,465,643	59,446	4.06%

Other assets	111,839			97,577

TOTAL ASSETS	$1,669,878			$1,563,220

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$169,832	216	0.13%	$164,844	75	0.05%
Super Now deposits	231,816	1,758	0.76%	225,885	1,033	0.46%
Money market deposits	239,317	2,184	0.91%	240,541	1,214	0.50%
Time deposits	345,635	7,285	2.11%	259,286	4,048	1.56%
Total interest-bearing deposits	986,600	11,443	1.16%	890,556	6,370	0.72%

Short-term borrowings	34,897	793	2.27%	85,086	1,757	2.06%
Long-term borrowings	155,841	3,723	2.25%	128,127	2,809	2.19%
Total borrowings	190,738	4,516	2.25%	213,213	4,566	2.14%

Total interest-bearing liabilities	1,177,338	15,959	1.34%	1,103,769	10,936	0.99%

Demand deposits	321,443			303,606
Other liabilities	22,379			18,742
Shareholders’ equity	148,718			137,103

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,669,878			$1,563,220
Interest rate spread			2.99%			3.07%
Net interest income/margin		$51,304	3.31%		$48,510	3.31%

	Twelve Months Ended December 31,
	2019	2018
Total interest income	$66,774	$58,746
Total interest expense	15,959	10,936
Net interest income	50,815	47,810
Tax equivalent adjustment	489	700
Net interest income (fully taxable equivalent)	$51,304	$48,510

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Operating Data
Net income	$2,833	$4,650	$4,245	$3,944	$4,196
Net interest income	12,321	12,903	12,913	12,678	12,699
Provision for loan losses	1,700	360	315	360	760
Net security gains (losses)	489	170	23	66	(165)
Non-interest income, ex. net security gains (losses)	2,418	2,652	2,446	2,188	2,594
Non-interest expense	10,294	9,541	10,059	9,814	9,532

Performance Statistics
Net interest margin	3.22%	3.32%	3.39%	3.37%	3.33%
Annualized return on average assets	0.68%	1.10%	1.02%	0.95%	1.02%
Annualized return on average equity	7.22%	12.18%	11.42%	10.93%	11.77%
Annualized net loan charge-offs to average loans	1.19%	0.03%	0.03%	0.12%	0.08%
Net charge-offs	4,055	112	106	405	266
Efficiency ratio	69.4%	61.0%	65.0%	65.5%	61.9%

Per Share Data
Basic earnings per share	$0.40	$0.66	$0.61	$0.56	$0.59
Diluted earnings per share	0.39	0.66	0.61	0.56	0.59
Dividend declared per share	0.32	0.31	0.31	0.31	0.31
Book value	22.01	22.03	21.53	20.89	20.39
Common stock price:
High	35.58	30.93	30.17	29.67	29.45
Low	29.68	26.87	26.03	23.23	25.77
Close	35.58	30.83	30.17	27.40	26.83
Weighted average common shares:
Basic	7,040	7,037	7,038	7,038	7,037
Fully Diluted	7,338	7,037	7,038	7,038	7,037
End-of-period common shares:
Issued	7,521	7,518	7,518	7,518	7,518
Treasury	480	480	480	480	480

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Financial Condition Data:
General
Total assets	$1,665,323	$1,673,095	$1,711,500	$1,704,708	$1,684,771
Loans, net	1,343,650	1,350,735	1,365,284	1,370,678	1,370,920
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	898	960	1,022	1,091	1,162
Total deposits	1,324,005	1,332,407	1,327,086	1,309,061	1,219,903
Noninterest-bearing	334,746	327,329	322,755	321,657	320,814
Savings	176,732	171,370	171,992	170,005	166,063
NOW	218,605	219,466	238,410	253,475	207,819
Money Market	216,038	239,926	238,352	244,753	238,596
Time Deposits	377,884	374,316	355,577	319,171	286,611
Total interest-bearing deposits	989,259	1,005,078	1,004,331	987,404	899,089

Core deposits*	946,121	958,091	971,509	989,890	933,292
Shareholders’ equity	154,960	155,061	151,527	147,026	143,536

Asset Quality
Non-performing loans	$12,758	$17,208	$15,383	$15,794	$16,572
Non-performing loans to total assets	0.77%	1.03%	0.90%	0.93%	0.98%
Allowance for loan losses	11,894	14,249	14,001	13,792	13,837
Allowance for loan losses to total loans	0.88%	1.04%	1.02%	1.00%	1.00%
Allowance for loan losses to non-performing loans	93.23%	82.80%	91.02%	87.32%	83.50%
Non-performing loans to total loans	0.94%	1.26%	1.12%	1.14%	1.20%

Capitalization
Shareholders’ equity to total assets	9.31%	9.27%	8.85%	8.62%	8.52%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in Thousands, Except Per Share Data)	2019	2018	2019	2018
GAAP net income	$2,833	$4,189	$15,672	$14,704
Less: net securities gains (losses), net of tax	386	(130)	591	(169)
Non-GAAP core earnings	$2,447	$4,319	$15,081	$14,873

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Return on average assets (ROA)	0.68%	1.02%	0.94%	0.94%
Less: net securities gains (losses), net of tax	0.09%	(0.03)%	0.04%	(0.01)%
Non-GAAP core ROA	0.59%	1.05%	0.90%	0.95%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Return on average equity (ROE)	7.22%	11.77%	10.54%	10.72%
Less: net securities gains (losses), net of tax	0.99%	(0.35)%	0.40%	(0.12)%
Non-GAAP core ROE	6.23%	12.12%	10.14%	10.84%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Basic earnings per share (EPS)	$0.40	$0.59	$2.23	$2.09
Less: net securities gains (losses), net of tax	0.05	(0.02)	0.09	(0.02)
Non-GAAP basic core EPS	$0.35	$0.61	$2.14	$2.11

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Diluted EPS	$0.39	$0.59	$2.06	$2.09
Less: net securities gains (losses), net of tax	0.06	(0.02)	0.08	(0.02)
Non-GAAP diluted core EPS	$0.33	$0.61	$1.98	$2.11